UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015

XENIA HOTELS & RESORTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 1200

Orlando, Florida 32801

(Address of Principal Executive Offices)

(407) 317-6950

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 2, 2015, Xenia Hotels & Resorts, Inc. (the “Company”) amended and restated its charter by filing Articles of Amendment and Restatement (the “Articles of Amendment and Restatement”) with the State Department of Assessments and Taxation of Maryland. The Articles of Amendment and Restatement were effective upon filing. A description of the material provisions of the Articles of Amendment and Restatement can be found in the sections entitled “Description of Capital Stock” and “Certain Provisions of Maryland Law and our Charter and Bylaws” in the information statement filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on January 23, 2015, which description is incorporated herein by reference. The description set forth in this Item 5.03 is qualified in its entirety by reference to the full text of the Articles of Amendment and Restatement, which are also attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment and Restatement of Xenia Hotels & Resorts, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENIA HOTELS & RESORTS, INC.

Date:	February 2, 2015	By:	/s/ Marcel Verbaas
		Name:	Marcel Verbaas
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment and Restatement of Xenia Hotels & Resorts, Inc.